SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported)	March 30, 2007
Bioenvision, Inc.
(Exact Name of Registrant as Specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)
001-31787	13-4025857
(Commission File Number)	(I.R.S. Employer Identification No.)
345 Park Avenue, 41st Floor, New York, New York	10154
(Address of Principal Executive Offices)	(Zip Code)
(212) 750-6700
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
Exhibit Number	Description
23.1	Consent of J.H. Cohn LLP, Independent Registered Public Accounting Firm
23.2	Consent of Deloitte & Touche LLP, Prior Independent Registered Public Accounting Firm
23.3	Consent of Grant Thornton LLP, Prior Independent Registered Public Accounting Firm

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOENVISION, INC.

March 30, 2007	By:	/s/ David P. Luci
Name:	David P. Luci
Title:	Executive Vice President, General Counsel and Corporate Secretary

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EXHIBIT INDEX

23.1	Consent of J.H. Cohn LLP, Independent Registered Public Accounting Firm
23.2	Consent of Deloitte & Touche LLP, Prior Independent Registered Public Accounting Firm
23.3	Consent of Grant Thornton LLP, Prior Independent Registered Public Accounting Firm

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